STRALEM EQUITY FUND




                                   PROSPECTUS

                                 January 3, 2000




















              The Securities and Exchange Commission has not approved or disapproved the shares of the Fund as an investment. The Securities and Exchange Commission also has not determined whether this prospectus is accurate or complete. Any person who tells you that the Securities and Exchange Commission has made such an approval or determination is committing a crime.

                                Table of Contents

                                                                            Page

RISK/RETURN SUMMARY............................................................3

     Investment Objective......................................................3

     Principal Investment Strategies...........................................3

     Principal Risks of Investing..............................................3

FEES AND EXPENSES OF THE FUND..................................................3

INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND
      RELATED RISKS............................................................4

     Investment Objective......................................................4

     Principal Strategies......................................................4

     Risks of Investing........................................................4

INVESTMENT ADVISER AND INVESTMENT ADVISORY
      AGREEMENT................................................................5

SHAREHOLDER INFORMATION........................................................6

     Investment Minimums.......................................................6

     Net Asset Value...........................................................6

     How to Purchase Shares....................................................6

     How to Exchange or Redeem Shares..........................................6

     Dividends and Capital Gains Distributions.................................7

     Tax Issues................................................................7

RISK/RETURN SUMMARY

Investment Objective

The investment objective of Stralem Equity Fund (the "Fund") is long-term capital appreciation.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in equity securities listed or traded on major U.S. stock exchanges and in the over-the-counter market. The Fund will invest at least 65% of its assets in the equity securities of large capitalization U.S. companies. The Fund's investment strategies can be identified as "value-driven" and/or "flexible" investing.

Principal Risks of Investing

The Fund is subject to the risks common to all mutual funds that invest in equity securities. You may lose money by investing in this Fund if any of these occur:

o the stock market of the United States goes down decreasing the value of equity securities;

o a stock or stocks in the Fund's portfolio do not perform as well as expected; or

o the Fund manager's investment strategy does not achieve the Fund's objective or the manager does not implement the strategy properly.

In addition, the Fund is non-diversified which means that, compared to other funds, the Fund may invest a greater percentage of its assets in a particular issuer. To the extent that the Fund invests in a small number of issuers, there may be a greater risk of losing money than in a diversified investment company.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases                    None
Maximum Deferred Sales Charge (Load)                                None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends         None
Redemption Fee                                                      None
Exchange Fee                                                        None

Annual Fund Operating Expenses (Expenses deducted from Fund assets)
Management Fees                                                     1.50%
Distribution (12b-1) Fees                                           0.00%
Other Expenses*                                                     0.20%
Total Annual Fund Operating Expenses*                               1.70%
-----------------
*These expenses are based on estimated amounts for the current fiscal year.

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the investor redeems all of his or her shares at the end of each period and that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                     1 YEAR            3 YEARS
                      $173               $536

The purpose of the above table is to assist you in understanding the various costs and expenses that an investor in the Fund would bear directly or indirectly.

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RELATED RISKS

Investment Objective

The Fund's investment objective is long-term capital appreciation.

Principal Strategies

The Fund's  investment  strategies  can be identified as  "value-driven"  and/or
"flexible" investing. This means that when the Fund anticipates a generally rising stock market, the Fund invests in equity securities of companies that:

o         are listed or traded on major U.S. stock exchanges;
o         are a primary factor in their industry;
o         have an equity capitalization (at market) of at least $4 billion;
o         have a consistently strong and conservative balance sheet;
o have demonstrated a long-term potential for growth superior to the long-term inflation rate; and
o         can be purchased at a price which is in line with current earnings.

Temporary Defensive Investing. During unfavorable market conditions, the Fund may invest "defensively," that is, make temporary investments that are not consistent with the Fund's investment objective and principal strategies. As a result, the Fund may not achieve its investment objective. For example, if there is a market downturn or if the Fund must raise cash to meet redemption requests, the Fund may invest more assets in bonds or money market instruments, or invest in derivative instruments to protect the Fund's investments.

Risks of Investing

As with all mutual funds, investing in the Fund involves certain risks. We cannot guarantee that the Fund will meet its investment objective. You may lose money if you invest in the Fund.

Risks of Investing in Mutual Funds

The following  risks are common to all mutual funds and  therefore  apply to the
Fund:

o Market Risk. The market value of a security may go up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy.

o Manager Risk. Fund management affects Fund performance. A Fund may lose money if the Fund manager's investment strategy does not achieve the Fund's objective or the manager does not implement the strategy properly.

o Year 2000 Risk. For the first few months of the Year 2000, the Fund, its service providers or the companies in which the Fund invests could be disrupted by problems in their computer systems related to the Year 2000. The Adviser has taken steps that it reasonably believes are designed to adequately address the Year 2000 issue as it relates to the operation of the Fund. In addition, the Fund's major service providers have assured the Adviser that they have taken comparable steps. Neither the Fund nor its major service providers can assure that these steps will be sufficient to avoid any adverse affects from the Year 2000 issue.

Risk of Investing in Equity Securities

The following risk is common to all mutual funds that invest in equity securities and therefore applies to the Fund:

o Equity Risk. The value of the stock will fluctuate with events affecting the company's profitability or volatility. Unlike debt securities, which have a preference to a company's earnings and cash flow, equity securities receive value only after the company meets its other obligations.

INVESTMENT ADVISER AND INVESTMENT ADVISORY AGREEMENT

Stralem & Company Incorporated (the "Adviser"), 405 Park Avenue, New York, NY 10022 is the investment adviser of the Fund. The Adviser, an investment adviser registered with the SEC, was founded in November 22, 1966. The Adviser manages funds for individuals, trusts, pension plans and other institutional investors. The Adviser also performs some brokerage functions for its clients.

Advisory Services. Under the investment advisory agreement (the "Contract"), the Adviser screens and analyzes potential investments for the Fund and, subject to the investment restrictions and policies of the Fund, determines the amount of each investment that should be made and the form of such investment. The Adviser also reviews and re-evaluates the Fund's portfolio, periodically, to determine at what point investments have met the Fund's investment objective or are unlikely to meet such objective. The Adviser then purchases or sells the Fund's investments as it deems appropriate and consistent with the Fund's investment objective. The Adviser also provides certain clerical, statistical and other administrative services for the Fund.

For providing these services, the Fund pays the Adviser a quarterly management fee calculated at an annual rate of 1.50% of the Fund's average weekly net assets.

Portfolio Manager. Philippe E. Baumann is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Baumann has been executive vice president of the Adviser since 1973.

SHAREHOLDER INFORMATION

Investment Minimums. The minimum initial investment in the Fund is $200,000. There is no minimum for subsequent investments. The Fund may reduce or waive the minimum investment requirements in some cases. Current shareholders of Stralem Fund are not subject to the investment minimum.

Net Asset Value. The net asset value ("NAV") per share of the Fund is determined generally as of 4:00 p.m. Eastern Time on each day the New York Stock Exchange, Inc. (the "Exchange") is open for business. The NAV is calculated by subtracting the Fund's liabilities from its assets and then dividing that number by the total number of outstanding shares. Securities without a readily available price quotation may be priced at fair value. Fair value is determined in good faith by the management of the Fund.

How to Purchase Shares. You must be a client of the Adviser to purchase shares of the Fund. Clients may purchase shares from the Adviser at 405 Park Avenue, New York, New York 10022. When you purchases shares of the Fund, you will pay no sales charges, underwriting discounts or commissions. The Fund's shares are continuously offered for sale at NAV. The Fund must receive your purchase request by the close of the Exchange to receive the NAV of that day. If your request is received after the close of trading on the Exchange, it will be processed the next business day.

How to Exchange or Redeem Shares. You may exchange your shares for shares of the Stralem Fund or redeem your shares without charge at any time. The Fund must receive your request in writing and if you were issued certificates, your properly endorsed certificates with your signature guaranteed. Signatures must be guaranteed by an eligible guarantor institution. Please contact the Adviser for information about obtaining a signature guarantee. When you exchange shares, you sell your shares of Stralem Equity Fund and buy shares of Stralem Fund. Your shares will be valued at the next-determined NAV of such shares. The Fund will pay you as soon as reasonably practicable after receipt of the redemption request and certificates. In any event, the Fund will pay you within three business days. Because the NAV fluctuates with the change in market value of the securities owned, the amount you receive upon redemption may be more or less than the amount you paid for the shares.

Additional Exchange and Redemption Information

Suspension of Redemptions. The Fund may suspend at any time redemption of shares or payment when:

                  o        the Exchange is closed;
                  o        trading on the Exchange is restricted; or
                  o        certain emergency circumstances exists.

Exchange Limit. In order to limit expenses, the Fund reserves the right to limit the number of exchanges you can make in any year to two.

Dividends and Capital Gains Distributions. The Fund intends to distribute all or most of its net investment income and net capital gains to shareholders annually. You should indicate whether you want your dividends and distributions reinvested in the Fund at NAV. Otherwise, your dividends and/or capital gains distributions will be automatically paid to you in cash.

Tax Issues. The Fund intends to continue to qualify as a regulated investment company, which means that it pays no federal income tax on the earnings or capital gains it distributes to its shareholders. We provide this tax information for your general information. You should consult your own tax adviser about the tax consequences of investing in a Fund.

         o Ordinary dividends from the Fund are taxable as ordinary income and long-term capital gains dividends from the Fund are taxable as capital gain.

         o Dividends are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares. They may also be subject to state and local taxes.

         o Certain dividends paid to you in January will be taxable as if they had been paid the previous December.

         o We will mail you tax statements every January showing the amounts and tax status of the distributions you received.

         o When you sell (redeem) or exchange shares of a Fund, you must recognize any gain or loss.

         o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

         o You should review the more detailed discussion of federal income tax considerations in the Statement of Additional Information.

[back cover]
Statement of Additional Information. The Statement of Additional Information provides a more complete discussion about the Fund and is incorporated by reference into this prospectus, which means that it is considered a part of this prospectus.

Annual and Semi-Annual Reports. The annual and semi-annual reports to shareholders contain additional information about the Fund's investments, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To Review or Obtain this Information. To obtain a free copy of the Statement of Additional Information and annual and semi-annual reports or to make any other inquiries about the Fund, you may call (212) 888-8123. You may call this number collect. This information may be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Copies of this information may also be obtained for a fee by writing the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-6009. Information about the Fund is also available on SEC's World Wide Web site at http://www.sec.gov.

Investment Company Act File No. 811-1920.

                                     PART B


                       STATEMENT OF ADDITIONAL INFORMATION

                                  STRALEM FUND
                                 405 Park Avenue
                            New York, New York 10022

                                  STRALEM FUND
                               STRALEM EQUITY FUND

                                 January 3, 2000


This Statement of Additional Information ("SAI") is not a Prospectus. This SAI should be read in conjunction with Stralem Fund's prospectus dated April 30, 1999 and Stralem Equity Fund's prospectus dated January 3, 2000 (each Fund to which this SAI relates will be referred to as, collectively, the "Funds") is offered (each, a "Prospectus"). This SAI should also be read in conjunction with Stralem Fund's Annual Report dated December 31, 1998. This SAI is incorporated by reference in its entirety into each Prospectus. To obtain a copy of either Prospectus, please write to Stralem Fund at 405 Park Avenue, New York, New York 10022 or call (212) 888-8123.

Stralem & Company Incorporated serves as the Funds' investment adviser (the "Investment Adviser").

                                TABLE OF CONTENTS
                                                                           Page
                                                                           ----
General Information.........................................................B-2

Organization and History....................................................B-2

Investment Objective, Policies and Techniques...............................B-2

Management of the Funds.....................................................B-4

Control Persons and Principal Holders of Securities.........................B-6

Investment Adviser..........................................................B-6

Brokerage Allocation........................................................B-8

Additional Information on Purchase, Redemption and Pricing of Shares........B-9

Performance of the Funds....................................................B-9

Taxes......................................................................B-10

Additional Information About the Funds.....................................B-14

Financial Statements.......................................................B-15

                               GENERAL INFORMATION

         The SAI provides a further discussion of certain matters described in each Prospectus and other matters which may be of interest to investors. No investment in shares of the Funds should be made without first reading each Prospectus.

                            ORGANIZATION AND HISTORY

         Stralem Fund (the "Trust" or "Stralem") is an open-end management investment company. Stralem was incorporated on July 9, 1969 under the laws of the State of Delaware, and on April 30, 1999, Stralem was reorganized into a Delaware business trust. Currently, the Trust offers two separate, non-diversified series portfolios: Stralem Fund and Stralem Equity Fund.

                  INVESTMENT OBJECTIVE, POLICIES AND TECHNIQUES

Objectives of the Funds

         The investment objective of Stralem Fund is to seek the realization of a combination of income and capital appreciation in an attempt to maximize total return. The investment objective of Stralem Equity Fund is long-term capital appreciation.

Investment Policies

         Since 1974, Stralem Fund's investment policy has been to achieve its investment objective through a portfolio of securities which is not confined to any particular area. Stralem Equity Fund's investment policy is to invest primarily in equity securities listed or traded on major U.S. stock exchanges. Both Funds are non-diversified and may, therefore, invest a greater percentage of its assets in the securities of fewer issuers than many diversified investment companies. To the extent that a greater portion of each Fund's assets is invested in a smaller number of issuers, an investment in either Fund may be considered more speculative than an investment in a diversified fund.

Other Investment Techniques

         Each Fund may purchase and sell covered options on stocks and stock price index listed on major exchanges or traded over-the counter where the total cost of such options does not exceed 10% of the net asset value of a Fund at the time of purchase. A covered option is one where a Fund owns the underlying securities.

Turnover Rate

         During 1998 and 1997 the turnover rate of Stralem Fund's portfolio, calculated by dividing the lesser of purchases or sales of portfolio securities for the period by the monthly average of the value of the portfolio securities owned by Stralem Fund during the period, was approximately 18% and 52%, respectively. Neither Stralem Fund nor Stralem Equity Fund can predict what its turnover rate will be in 1999. A high rate of turnover may result in increased income and gain which would have to be distributed to a Fund's shareholders in order for a Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

Fundamental Investment Restrictions

         Each Fund has adopted the following investment restrictions which cannot be changed without approval of the holders of a majority of its outstanding shares of that Fund. A majority vote means the lesser of (i) 67% or more of the shares present (in person or by proxy) at a meeting of shareholders at which more than one-half of the outstanding shares of a Fund are present (in person or by proxy) or (ii) more than one-half of the outstanding shares of a Fund.

                  1. Each Fund may not issue any senior security (as defined by the Investment Company Act of 1940 (the "1940 Act")), except that (a) each Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order;
         (b) each Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth below, each Fund may borrow as authorized by the 1940 Act.

                  2. Each Fund may not borrow money, except that it may (a) enter into commitments to purchase securities and instruments in accordance with its investment program, provided that the total amount of any borrowing does not exceed 33 1/3% of that Fund's total assets at the time of the transaction; and (b) borrow money in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 33 1/3% of a Fund's total assets must be repaid before that Fund may make additional investments.

                  3. Each Fund may underwrite securities of other issuers, except to extent that it may be considered an underwriter within the meaning of the Securities Act when reselling securities held in its own portfolio.

                  4. The Funds may not concentrate their investments in a particular industry (other than securities issued or guaranteed by the government or any of its agencies or instrumentalities). No more than 25% of the value of a Fund's total assets, based upon the current market value at the time of purchase of securities in a particular industry, may be invested in such industry. This restriction shall not prevent a Fund from investing all of its assets in a "master" fund that has adopted a similar restriction.

                  5. The Funds may not engage in the purchase or sale of direct interests in real estate or invest in indirect interests in real estate, except for the purpose of providing office space for the transaction of its business. The Funds may, however, invest in securities of real estate investment trusts when such securities are readily marketable, but the Funds have no current intention of so doing.

                  6. The Funds may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

                  7. The Funds may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

         Each Fund will also be subject to certain restrictions in order to qualify as a regulated investment company. See "Taxes - Qualifications as a Regulated Investment Company".

                             MANAGEMENT OF THE FUNDS

Trustees and Officers

         The Board of Trustees is responsible for the over-all operations of the Funds. The officers of the Funds, under the direction of the Board of Trustees, are responsible for the day-to-day operations of the Funds.
The Board of Trustees and Officers of the Funds are as follows:

                            Shares of Funds              Current Principal
                            Beneficially Owned           Occupation and
Name, Office,               Directly or Indirectly       Principal Occupation
Address and Age             at March 5, 1999             During Past Five Years
---------------             -----------------------      ----------------------

Philippe E. Baumann (69)(*)        182,516(1)            Mr. Baumann has been a
Trustee and President                                    Director and
405 Park Avenue                                          Vice-President of
New York, NY  10022                                      Stralem & Company
                                                         Incorporated from 1970
                                                         to May 31, 1973. Since
                                                         June 1, 1973, he has
                                                         been its Executive Vice
                                                         President.

Hirschel B. Abelson (65)*          218,621(2)            Mr. Abelson has been a
Secretary and Treasurer                                  Director and President
405 Park Avenue                                          of Stralem & Company
New York, NY  10022                                      Incorporated since June
                                                         1, 1973.

Kenneth D. Pearlman (69)              376                Mr. Pearlman has been
Trustee                                                  the Managing Director
745 Fifth Avenue                                         of The Evans
New York, NY  10151                                      Partnership, an
                                                         investment partnership,
                                                         since 1992.

Michael T. Rubin (58)               3,883(3)             From 1974 through his
Trustee                                                  retirement in June
425 Park Avenue South                                    1997, Mr. Rubin served
New York, NY  10016                                      as Vice President of
                                                         Stralem Fund and an
                                                         Assistant Vice
                                                         President and an
                                                         Assistant Secretary of
                                                         Stralem & Company
                                                         Incorporated.

Jean Paul Ruff (64)                 1,530(4)             Mr. Ruff has been
Trustee                                                  President of Hawley
351 East 84th Street                                     Fuel Coal, Inc. since
New York, NY  10028                                      1976 and Chairman since
                                                         1980.

Philippe Labaune (30)                 516                Mr. Labaune has been
Vice President                                           employed by Stralem &
405 Park Avenue                                          Company Incorporated
New York, NY  10022                                      since May 1997. He has
                                                         served as Assistant
                                                         Vice President and
                                                         Assistant Secretary of
                                                         Stralem & Company
                                                         Incorporated and Vice
                                                         President of Stralem
                                                         Fund since October
                                                         1997. He was a trader
                                                         at Societe Generale
                                                         Securities Corp. from
                                                         1995-1997 and a student
                                                         at Pace University
                                                         prior to 1995.

Joann Paccione (42)                    0                 Ms. Paccione has been
Assistant Secretary and                                  Assistant Secretary and
Assistant Treasurer                                      Assistant Treasurer of
405 Park Avenue                                          Stralem Fund since
New York, NY 10022                                       April 1990. She was
                                                         employed as an
                                                         accountant by Richard
                                                         A. Eisner & Company,
                                                         LLP from 1981 through
                                                         October 1987. Since
                                                         October 1987, Ms.
                                                         Paccione has been
                                                         engaged in providing
                                                         accounting services on
                                                         an independent basis.

--------------------

(*) Interested person as defined in the Investment Company Act of 1940, as amended, by reason of relationship as officer or trustee.

(1) Does not include 159,291 shares owned in the aggregate by two children of Mr. Baumann and 13,144 shares owned by his wife, but includes 179,239 shares owned beneficially by Mr. Baumann through his interest in Stralem Employees Profit Sharing Trust, and 3,277 shares held directly.

(2) Does not include 2,681 shares owned in the aggregate by three children of Mr. Abelson and 376 shares owned by his wife, but includes 218,245 shares owned beneficially by Mr. Abelson through his interest in Stralem Employees Profit Sharing Trust and 376 shares held directly.

(3) Does not include an aggregate of 3,833 shares owned by Mr. Rubin's daughter, of which shares he disclaims beneficial ownership.

(4) Does not include 30,252 shares owned in the aggregate by two children of Mr. Ruff and 15,126 shares held by Mr. Ruff's wife in custody for his daughter, of which shares he disclaims beneficial ownership.

         Mr. Baumann has served as a director since April 27, 1972. Mr. Pearlman was elected a director for the first time on February 6, 1974. Mr. Ruff was elected a director at the Annual Meeting of Stockholders held on April 23, 1980. Mr. Rubin was elected a director on October 8, 1997 to fill the seat left vacant upon the death of William Hertan in December 1996. At a meeting of shareholders on April 7, 1999, Messrs. Baumann, Pearlman, Ruff and Rubin were elected to serve as Trustees.

         None of the Board of Trustees and Officers of the Funds receives any compensation, other than Trustees' fees, from the Funds. The Funds pay each Trustee who is not an employee of the Investment Adviser a Trustee's fee of up to $1,200 a year for meetings attended, and reimburses them for their out-of-pocket expenses incurred on Fund business. No Trustees' out-of-pocket expenses were claimed or reimbursed during 1998. The table below illustrates the compensation paid to each Trustee for the most recently completed fiscal year:


                                                           Pension or           Estimated             Total
                                      Aggregate       Retirement Benefits         Annual           Compensation
                                    Compensation       Accrued as Part of     Benefits Upon       from the Funds
    Name of Person, Position       from the Funds        Fund Expenses          Retirement       Paid to Trustees
    ------------------------       --------------        -------------          ----------       ----------------

Jean Paul Ruff,                         $800                   0                    0                  $800
Trustee

Kenneth D. Pearlman,                   $1,000                  0                    0                 $1,000
Trustee

Michael T. Rubin,                      $1,000                  0                    0                 $1,000
Trustee

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of March 5, 1999, Stralem Fund had authorized 5,000,000 shares of beneficial interests, par value $1.00, of which Stralem Fund had 3,933,007 shares of beneficial interest were issued and outstanding. The following table shows certain information as to the holdings of shareholders with 5% or more of Stralem Fund's outstanding shares and the trustees and officers of Stralem Fund as a group as of March 5, 1999:

                                                                   Amount and Nature
         Name of                                                     of Beneficial            Percent
     Beneficial Owner                    Address                      Ownership(1)            of Class
     ----------------                    -------                      ----------              --------
Stralem Employees'                    405 Park Avenue                 599,644 shares           15.25%
Profit Sharing Trust                  New York, NY  10022

Brown Brothers Harriman - UBS         4 World Trade Center            576,911 shares(2)         14.67%
                                      New York, NY  10005

--------------------

(1)      Unless otherwise indicated, all ownership is record and beneficial.
(2)      Record only.


                               INVESTMENT ADVISER

         The Investment Adviser, Stralem & Company Incorporated, having an office at 405 Park Avenue, New York, New York 10022, is the investment adviser to the Funds under separate contracts (each, a "Contract") dated April 30, 1999 with Stralem Fund and January 3, 2000 with Stralem Equity Fund. Pursuant to each Contract, the Investment Adviser provides the Funds with, and pays for, all office space and utilities and all research and investment services. The Investment Adviser provides the Funds with, and initially pays for (subject to reimbursement by the Funds, as provided below), all clerical, statistical and related services (excluding legal, accounting, auditing and custodial services) reasonably required by the Funds for the conduct of its business. Legal, accounting, auditing and custodial services are separately obtained and paid for by the Funds.

Contract with Stralem Fund

         Under its Contract, Stralem Fund reimburses the Investment Adviser for certain of its expenses attributable to the administration of Stralem Fund, including a proportionate part of the compensation of employees of the Investment Adviser who perform the clerical, statistical and related services for Stralem Fund referred to above; such reimbursement is limited by its Contract to $25,000 per annum. Under its Contract, Stralem Fund reimburses the Investment Adviser for, among other things, the expenses and compensation of its employees incurred in preparing reports for Stralem Fund, in performing Stralem Fund's duties as the transfer agent and registrar of its own shares and as dividend agent and in performing all of the other administrative functions of Stralem Fund. Stralem Fund pays all of its other costs and expenses directly. As a consequence of such reimbursement of the Investment Adviser and such direct payment of other costs, substantially all of Stralem Fund's expenses, other than those for office space and facilities, are directly or indirectly paid by Stralem Fund. Stralem Fund's Contract is reviewed annually by the Board of Trustees who may in their discretion approve the continuation of the Contract.

         Stralem Fund's Contract was approved and adopted by Stralem Fund's shareholders at an Annual Shareholders' meeting held on April 7, 1999 following the conversion to a Delaware business trust. This Contract replaced the prior investment management agreement of Stralem Fund dated February 28, 1977.

         Stralem Fund pays the Adviser an advisory fee as described in its Contract. Under the Contract, Stralem Fund pays to the Investment Adviser on a quarterly basis an amount equal to the aggregate of the following percentages of the average weekly net asset value of Stralem Fund during the quarterly period then ended:

                  1/4 of 1.00% of the first $50 million of such net asset value (1.00% annually),

                  3/16 of 1.00% of the next $50 million of such net asset value (0.75% annually), and

                  1/8 of 1.00% of such net asset value in excess of $100 million (0.50% annually).

The total payment under the Contract for Stralem Fund for 1998 was $505,341, of which $24,945 was a reimbursement of the Investment Adviser's expenses attributable to administration of Stralem Fund. The total payment under Stralem Fund's Contract for 1997 was $412,175 of which $21,240 was a reimbursement for the Investment Adviser's expenses attributable to the administration of Stralem Fund. The total payment under the Contract for 1996 was $365,410 of which $20,600 was a reimbursement of the Investment Adviser's expenses attributable to administration of Stralem Fund.

Contract with Stralem Equity Fund

         Under its Contract, Stralem Equity Fund reimburses the Investment Adviser for certain of its expenses attributable to the administration of Stralem Equity Fund, including a proportionate part of the compensation of employees of the Investment Adviser who perform the clerical, statistical and related services for Stralem Equity Fund referred to above. Under such provision of its Contract, Stralem Equity Fund reimburses the Investment Adviser for, among other things, the actual expenses and compensation of its employees incurred in preparing reports for Stralem Equity Fund, in performing Stralem Equity Fund's duties as the transfer agent and registrar of its own shares and as dividend agent and in performing all of the other administrative functions of Stralem Equity Fund. Stralem Equity Fund pays all of its other costs and expenses directly. As a consequence of such reimbursement of the Investment Adviser and such direct payment of other costs, substantially all of Stralem Equity Fund's expenses, other than those for office space and facilities, are directly or indirectly paid by Stralem Equity Fund. Stralem Equity Fund's Contract is reviewed annually by the Board of Trustees who may in their discretion approve the continuation of the Contract.

         Stralem Equity Fund pays the Adviser an advisory fee as described in its Contract. Under its Contract, Stralem Equity Fund pays to the Investment Adviser on a quarterly basis an amount equal to the aggregate of the following percentages of the average weekly net asset value of Stralem Equity Fund during the quarterly period then ended:

                  1/4 of 1.50% of the first $100 million of such net asset value (1.50% annually),

                  1/4 of 1.25% of the next $100 million of such net asset value (1.25% annually), and

                  1/4 of 1.00% of such net asset value in excess of $200 million (1.00% annually).

         Each Contract will continue in effect from year to year so long as its continuance is specifically approved at least annually either (1) by the Board of Trustees or (2) by the vote of a majority of the outstanding shares of a Fund, provided that in either event the continuance is also approved by the vote of a majority of the Trustees who are not parties to the Contract or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. In addition, each Contract may be terminated, without the payment of any penalty, at any time by the Board of Trustees or by the Investment Adviser, or by the vote of a majority of the outstanding shares of a Fund upon not more than 60 days' written notice, and will be automatically terminated upon any assignment thereof.

Allocation of Investments

         The Investment Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and has as clients private individuals, trusts, pension and profit sharing funds, some of whom, like the Funds, have capital appreciation as an investment objective. As a result, investment personnel of the Investment Adviser may at times consider purchases and sales of the same investment securities for the Funds as well as for one or more of the other accounts which they manage or advise. In such cases, it would be the practice of such personnel to allocate the purchases and sales transactions among the Funds and such other accounts in an equitable manner with each account paying the average share price for all transactions in a particular security on a given business day. In making such allocation, the main factors considered would be the respective investment objectives of a Fund and the other accounts, the relative size of the portfolio holdings of each of the same or comparable securities, the current availability of cash for investment by a Fund and each of the other accounts, the tax status of a Fund and the other accounts, and the size of investment commitments generally held by a Fund and the other accounts. All transaction costs relating to these purchases and sales will be shared pro rata by the Funds and the other accounts based on each account's participation in a transaction.

         Within the limits set forth in Section 17 of the Investment Company Act of 1940, as amended (the "1940 Act"), each Fund may invest in securities the issuers of which are clients of the Investment Adviser, but such investments would only be made in securities which are freely marketable under the Securities Act of 1933 (the "Securities Act").

         Each Fund pays an investment advisory fee to the Investment Adviser; accordingly, investment advisory clients of the Investment Adviser who pay an investment advisory fee based upon the amount of securities or cash with respect to which the Investment Adviser renders investment advice and who own shares of a Fund may also effectively pay an additional advisory fee with respect to these shares. No additional investment advisory fees are charged to clients of the Investment Adviser which are subject to the Employee Retirement and Income Security Act on amounts invested by such clients in a Fund.

         Mr. Philippe E. Baumann is an officer and trustee of the Funds and also of the Investment Adviser. Mr. Abelson is an officer of the Funds and is also an officer of the Investment Adviser. Mr. Labaune is an officer of the Funds and an officer of the Investment Adviser. The following persons, as of March 5, 1999, beneficially owned 5% or more of the Investment Adviser's outstanding voting common stock: President of the Investment Adviser, Hirschel B. Abelson (33.3%); Executive Vice President of the Investment Adviser, Philippe E. Baumann (33.3%); and Vice President of the Investment Adviser, M. Joel Unger (33.3%). Messrs. Abelson, Baumann and Unger together control the Investment Adviser. Messrs. Abelson, Baumann and Unger, together with members of their families, also own 100% of the outstanding non-voting common stock of the Investment Adviser.

                              BROKERAGE ALLOCATION

         Decisions to buy and sell securities for a Fund and assignment of portfolio business and negotiation of commission rates, where applicable, are made by the Investment Adviser. It is the Funds' policy to obtain the best prices and execution of orders available, and, in doing so, the Funds will assign portfolio executions and negotiate transactions in accordance with the reliability and quality of a broker's services (including handling of execution of orders, research services the nature of which is the receipt of research reports, and related services) and the value of such services and expected contribution to the performance of a Fund. Where commissions paid reflect services furnished to a Fund in addition to execution of orders, each Fund will stand ready to demonstrate that such services were bona fide and rendered for the benefit of that Fund. It is possible that certain of such services may have the effect of reducing the Investment Adviser's expenses.

         During 1998, 1997 and 1996, Stralem Fund's brokerage amounted to $37,935, $57,500 and $33,788, respectively, 100% of which was placed through the Investment Adviser or affiliated persons of Stralem Fund or the Investment Adviser or any other brokers an affiliated person of which is an affiliated person of Stralem Fund or the Investment Adviser. The Contracts do not contain any provision requiring a Fund's brokerage to be transacted through the Investment Adviser. The Board of Trustees has reviewed and approved the foregoing brokerage arrangements.

         With respect to any transactions to which competitively determined rates are applicable, the execution will not be placed with the Investment Adviser at a commission rate less favorable than the Investment Adviser's contemporaneous charges for its other most favored, but unaffiliated, customers; and, in addition, a good faith judgment will be made that the Investment Adviser is qualified to obtain the best price on the particular transaction and that the commission charged will be reasonable in relation to the value of the brokerage provided in terms of either the particular transaction or the Investment Adviser's overall responsibilities to the Funds. Since the obligation already exists to provide management (which would include elements of research and related skills), brokerage commissions paid to the Investment Adviser will not reflect anything other than payment for the execution services performed on the particular transactions.

         When a Fund purchases or sells a security "over-the-counter" if possible it effects the transaction with a principal market maker, without the use of a broker, unless in the opinion of a Fund a better execution will be achieved through the use of a broker.

         The Contracts do not provide for a reduction of the investment advisory fee by any portion of the brokerage generated by portfolio transactions of a Fund which the Investment Adviser may receive.

         The Investment Adviser will not participate in commissions paid by a Fund to other brokers or dealers and will not receive any reciprocal business, directly or indirectly, as a result of such commissions.

      ADDITIONAL INFORMATION ON PURCHASE, REDEMPTION AND PRICING OF SHARES

         Shares sold by the Funds may be purchased only from Stralem & Company Incorporated, 405 Park Avenue, New York, New York 10022, the statutory underwriter of such shares, which pursuant to a distribution agreements dated as of April 30, 1999 with Stralem Fund and January 3, 2000 with Stralem Equity Fund, acts without any compensation as exclusive representative of the Funds in making such sales. It receives, on behalf of the Funds, subscriptions for shares and payments therefor. The April 30, 1999 distribution agreement for Stralem Fund replaced the prior distribution agreement dated February 28, 1977.

                            PERFORMANCE OF THE FUNDS

         From time to time, the "average annual total return" and "total return" of an investment in a Fund's shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

         Total return information may be useful to investors in reviewing a Fund's performance. A Fund's advertisement of its performance must, under applicable SEC rules, include the average annual total returns for each class of shares of a Fund for the 1, 5, and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare a Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. Investments in a Fund are not insured; its total return is not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Total return for any given past period is not a prediction or representation by a Fund of future rates of return on its shares. The total return of the shares of a Fund are affected by portfolio quality, portfolio maturity, the type of investments a Fund holds, and operating expenses.

Total Returns

         The "average annual total return" of a Fund is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return ("T" in the formula below) based on the change in value of a hypothetical initial investment of $1,000 ("P") held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                                  P(1+T)n = ERV

The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                        ERV - P = Cumulative Total Return
                        -------
                           P

In calculating total return for a Fund, the current maximum sales charge (as a percentage of the offering price) is deducted from the initial investment ("P"). Total return also assumes that all dividends and net capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.

                                      TAXES

         The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in each Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in each Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

         Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, count towards the satisfaction of the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

         In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time a Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), will generally be treated as ordinary income or loss.

         Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by a Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to a Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capital interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where a Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to a Fund's shareholders.

         In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, or (2) the asset is otherwise held by a Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and a Fund grants qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and a Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

         Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by a Fund will be treated as a short-term capital gain or loss.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

         In addition to satisfying the requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of a Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of a Fund' total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Funds control and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

         If, for any taxable year, a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of a Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for such calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated  investment  company shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

         Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. However, such distributions will qualify for the 70% dividends-received deduction for corporate shareholders, but only to the extent discussed below.

         Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Funds currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (58% for alternative minimum tax purposes) of the capital gain recognized upon a Fund's disposition of domestic "small business" stock will be subject to tax.

         Conversely, if a Fund elects to retain its net capital gain, a Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that a Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by a Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. Generally, a dividend Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that a Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4) any period during which a Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code section 246A. The 46-day holding period must be satisfied during the 90-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 180-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of Code
Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

         Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

         Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his/her shares; any excess will be treated as gain from the sale of his/her shares, as discussed below.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of a Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of a Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.
         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

         Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income, or (3) who has failed to certify to a Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Sale or Redemption of Shares

         A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received. deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed capital gains.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of a foreign shareholder other than a corporation, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes a Fund with proper notification of his/her foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation; State and Local Tax Consideration

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

         Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

         Each Fund is a separate series of Stralem Fund, a Delaware business trust. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Trust Instrument provides that shareholders of each Fund shall not be liable for the obligations of that Fund. The Trust Instrument also provides for indemnification out of Fund property for any shareholder held personally liable solely by his or her being or having been a shareholder. The Trust Instrument also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss because of shareholder liability is considered to be extremely remote.

         The Trust Instrument authorizes the Board of Trustees to issue an unlimited number of shares, which are units of beneficial interest, with a par value of $0.01 per share. Each share has one vote and participates equally in dividends and distributions declared by a Fund and in a Fund's net assets on liquidation. The shares, when issued, are fully paid and non-assessable. Shares have no pre-emptive, subscription or conversion rights and are freely transferable.

         Richard A. Eisner & Company, LLP, 575 Madison Avenue, New York, New York 10022 is the independent certified public accountant for the Funds and performs auditing services for the Funds.

         Schroder & Co. Inc. (the "Custodian"), a Delaware corporation which is a member corporation of the New York Stock Exchange, Inc., and the corporation through which the Investment Adviser clears its securities transactions, acts as the custodian for all securities of the Funds. The Custodian's principal office is presently located at 787 Seventh Avenue, New York, New York 10019. Each Fund has a bank checking account with Chase Manhattan Bank.

         Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022 serves as counsel to the Funds.

         Each Fund acts as its own transfer agent and registrar and dividend agent.

                              FINANCIAL STATEMENTS

         The audited financial statements for Stralem Fund (formerly Stralem Fund, Inc.) and the notes thereto as of December 31, 1998 are incorporated herein by reference to Stralem Fund's Annual Report to Shareholders dated January 13, 1999. The December 31, 1998 financial statements are incorporated herein in reliance upon the report of Richard A. Eisner & Company, LLP, independent accountants, given on the authority of such firm as experts in auditing and accounting.

         Additional copies of the Annual Report may be obtained free of charge by telephoning Stralem at the telephone number appearing on the front page of this SAI.